PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/     Preliminary proxy statement
/X/     Definitive proxy statement
/_/     Definitive additional materials
/_/     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         First Bancorp of Indiana, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         First Bancorp of Indiana, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/     No fee required.
/_/     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
/_/     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
/_/ Check box if any  part  of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
                             N/A
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
                             N/A
--------------------------------------------------------------------------------
(3) Filing party:
                             N/A
--------------------------------------------------------------------------------
(4) Date filed:
                             N/A
--------------------------------------------------------------------------------

                                 October 5, 1999





Dear Stockholder:

      You are cordially invited to attend the first annual meeting of stockholders of First Bancorp of Indiana, Inc. The meeting will be held at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 10, 1999 at 10:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Olive LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ Harold Duncan

                              Harold Duncan
                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         FIRST BANCORP OF INDIANA, INC.
                             2200 W. FRANKLIN STREET
                            EVANSVILLE, INDIANA 47712
                                 (812) 423-3196
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 10, 1999

--------------------------------------------------------------------------------


      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of First Bancorp of Indiana, Inc. ("Company") will be held at 4451 N. First Avenue, Evansville, Indiana, on Wednesday, November 10, 1999, at 10:00 a.m., local time, for the following purposes:

      1. To elect two directors to serve for a term of one year, two directors to serve for a term of two years and two directors to serve for a term of three years;

      2. To consider and vote upon a proposal to approve the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan;

      3. To ratify the appointment of Olive LLP as independent auditors for the Company for the fiscal year ending June 30, 2000; and

      4. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on September 15, 1999 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Ruthanne Orth

                                    Ruthanne Orth
                                    CORPORATE SECRETARY
Evansville, Indiana
October 5, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                         FIRST BANCORP OF INDIANA, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 10, 1999

--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancorp of Indiana, Inc. ("First Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for First Federal Savings Bank ("First Federal"). The annual meeting will be held at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 10, 1999, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about October 5, 1999.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your First Bancorp common stock if the records of the Company showed that you held your shares as of the close of business on September 15, 1999. As of the close of business on that date, a total of 2,272,400 shares of First Bancorp common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of
Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of First Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the approval of the 1999 Stock-Based Incentive Plan and the ratification of the appointment of Olive LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On any such matter, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of First Bancorp for the purpose of requesting that you allow your shares of First Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Bancorp common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director, FOR approval of the 1999 Stock-Based Incentive Plan and FOR ratification of Olive LLP as independent auditors.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Bancorp common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your First Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

PARTICIPANTS IN FIRST FEDERAL'S ESOP

      If you participate in the First Federal Savings Bank Employee Stock Ownership Plan, the proxy card represents a voting instruction to the trustees of the ESOP. Each participant in the ESOP may direct the trustees as to the manner in which shares of First Bancorp common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. Although no shares have been allocated to participants' accounts, the ESOP provides that, prior to the initial allocation, each participant is deemed to have one share for purposes of providing voting instructions to the trustees.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information as of September 1, 1999 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                            PERCENT OF
                                        NUMBER OF          COMMON STOCK
NAME AND ADDRESS                       SHARES OWNED         OUTSTANDING
---------------                    --------------------    -------------
First Federal Savings Bank             181,663 (1)             8.0%
Employee Stock Ownership Plan
2200 W. Franklin Street
Evansville, Indiana 47712

(1)Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of September 1, 1999, no shares have been allocated to participants' accounts. However, the ESOP provides that, prior to the initial allocation, each participant is deemed to have one share for purposes of providing voting instructions to the trustees. The trustees of the ESOP are Harold Duncan and Michael H. Head.

      The following table provides information about the shares of First Bancorp common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of September 1, 1999. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                    PERCENT OF
                                   NUMBER OF       COMMON STOCK
           NAME/TITLE            SHARES OWNED      OUTSTANDING
   --------------------------  -----------------  --------------

   Harold Duncan                   15,010(1)           0.7%

   Robert L. Clayton, Sr.           5,000              0.2

   Herbert V. Dassel               20,000(2)           0.9

   Frank E. Kern                    4,000              0.2

   James L. Will, Jr.               5,200(3)           0.2

   Jerry Ziemer                    15,000(4)           0.7

   All directors and executive     99,634              4.4
   officers as a group (12 persons)

---------------------------
(1)Includes 3,501 shares owned by Mr. Duncan's spouse. Does not include 181,792 shares held by First Federal's ESOP, for which Mr. Duncan serves as a trustee.
(2)Includes 5,000 shares owned by Mr. Dassel's spouse.
(3)Includes 200 shares owned by Mr. Will's children.
(4)Held by revocable trust for which Mr. Ziemer serves as trustee.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Company's Board of Directors consists of six members. Five of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Pursuant to Indiana law, all six directors will be elected at the annual meeting to serve for a one, two or three-year term, or until their respective successors have been elected and qualified. The nominees for election to serve for a one-year term, or until their respective successors have been elected and qualified, are Robert L. Clayton, Sr. and James
L. Will, Jr. The nominees for election to serve for a two-year term, or until their respective successors have been elected and qualified, are Herbert V. Dassel and Jerry Ziemer. The nominees for election to serve for a three-year term, or until their respective successors have been elected and qualified, are Frank E. Kern and Harold Duncan. All of the nominees are currently directors of the Company and First Federal.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated in each nominee's biography is as of June 30, 1999. The indicated period for service as a director includes service as a director of First Federal.

      ROBERT L. CLAYTON, SR. was employed by First Federal from 1952 until his retirement in 1992. From 1974 to 1990, he served as President of First Federal. Age 69. Director since 1974.

      HERBERT V. DASSEL is a retired businessman. Prior to his retirement, he was the President and co-owner of Adroit Mold & Tool Corp., a tooling manufacturer located in Evansville, Indiana. Age 68. Director since 1988.

      FRANK E. KERN is the Executive Director of the Evansville  Association for
the  Blind,  a  not-for-profit   enterprise   engaged  in   rehabilitation   and
manufacturing. Age 70. Director since 1979.

      JAMES L. WILL, JR. is the owner of an insurance agency in Evansville, Indiana. Age 41. Director since 1987.

      JERRY ZIEMER is the President and majority shareholder of Ziemer Funeral Homes in Evansville, Indiana. Age 61. Director since 1979.

      HAROLD DUNCAN joined First Federal in 1964 and served as a loan officer, Assistant Vice President, Vice President, and Executive Vice President before becoming President in 1990. Mr. Duncan added the title of Chief Executive Officer in 1991. Age 58. Director since 1978.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company and First Federal is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 1999, the Board of Directors of the Company held five meetings and the Board of Directors of the Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

      The Audit Committee, consisting of Frank E. Kern, Herbert V. Dassel and Jerry Ziemer, receives and reviews all reports prepared by the Company's independent auditors. The Audit Committee met one time during the fiscal year ended June 30, 1999.

      The Compensation Committee, consisting of Harold Duncan, Herbert V. Dassel, Frank E. Kern and James L. Will, Jr., is responsible for setting the salaries of all employees. The Compensation Committee met one time during the fiscal year ended June 30, 1999.

DIRECTORS' COMPENSATION

      Directors of First Federal receive a fee of $900 per month. No separate fees are paid for service on the Company's Board of Directors.

      First Federal maintains a deferred compensation arrangement for directors who may elect on an annual basis to defer up to 100% of their monthly Board and committee meeting fees and retainers. Upon the director's attainment of an age specified in his individual deferral agreement, First Federal will pay the balance of the director's deferral account in monthly installments over a period specified in the director's individual agreement. Over the deferral period, a director's account is credited with 10% annual interest with monthly compounding. In the event of a change in control of First Federal (as defined in the program) followed by a director's termination of service, each director will be entitled to receive a benefit increased to reflect three additional years of deferrals. First Federal has acquired life insurance on members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended June 30, 1999, all directors participated in the director deferral program, except for Mr. Kern, who ceased participating as of January 1, 1999.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Duncan. No other executive officer of First Federal received salary and bonus of $100,000 or more during the year ended June 30, 1999.


                                    ANNUAL COMPENSATION (1)
                                 --------------------------------
                                                    OTHER
                                                    ANNUAL           ALL OTHER
NAME AND POSITION          YEAR  SALARY   BONUS  COMPENSATION (2)  COMPENSATION (3)
-----------------          ----  -------  -----  ----------------  ----------------

Harold Duncan              1999  $133,661 $4,915    $10,800          $4,157
  President and Chief      1998   125,086  8,642     10,800           4,150
  Executive Officer

(1)Compensation information for the year ended June 30, 1997 has been omitted as First Bancorp was not a public company nor a subsidiary thereof at such time.
(2)Consists of directors fees. Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(3)Consists of employer contributions to First Federal's 401(k) plan.

EMPLOYMENT AGREEMENT

      Effective April 1, 1999, First Bancorp and First Federal entered into a three-year employment agreement with Mr. Duncan. Under the employment agreement, the initial salary level for Mr. Duncan is $136,000, which amount is paid by First Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreement, the term may be extended for an additional year at the discretion of the Board. The agreement is terminable by the employers at any time, by Mr. Duncan if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If Mr. Duncan's employment is terminated without cause or upon Mr. Duncan's voluntary termination following the occurrence of an event described in the preceding sentence, First Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of First Bancorp or First Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Duncan is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

      The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under First Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Company would not be entitled to deduct the amount of such excess payments.

      The employment agreement restricts Mr. Duncan's right to compete against First Bancorp and First Federal for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

SUPPLEMENTAL RETIREMENT AGREEMENT

      First Federal maintains a supplemental executive retirement program for key personnel in order to encourage continued employment and to provide an additional source of retirement income. The program provides that, upon the attainment of a specified retirement age, a participating officer will receive a benefit equal to the product of the officer's highest annual base compensation and the officer's "wage replacement percentage" reduced by the annual benefits derived by the officer from any other tax-qualified or non-qualified retirement arrangements sponsored by First Federal. The officer's retirement age and "wage replacement factor" are specified in individual agreements entered into between First Federal and the officer. If the officer dies prior to attaining the normal retirement age, a survivor benefit is payable to the officer's surviving spouse or other designated beneficiary. In the event of an officer's termination without cause prior to attaining the normal retirement age, payment of the officer's accrued benefit as of the date of termination is deferred until the officer attains normal retirement age. In the event of disability, the officer may elect to begin receipt of his accrued benefit immediately in lieu of a deferred retirement benefit. In the event of a change in control of First Federal, as defined in the program, followed by the officer's termination of employment, the officer would be entitled to receive his full normal retirement benefit upon attaining his specified retirement age. All benefits are payable in the form of a monthly annuity over a period specified in the officer's individual agreement. As a condition of Mr. Duncan's receipt of benefits, he must, during the five-year period after benefits commence, provide certain consulting and advisory services to First Federal at the request of the Board of Directors. At present, Mr. Duncan, four other officers and one former employee participate in the supplemental retirement program.

RETIREMENT PLAN

      First Federal is a participant in the Financial Institutions Retirement Fund, a multi-employer, non-contributory defined benefit retirement plan. The following table indicates the annual retirement benefits that would be payable under the retirement plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the retirement plan are limited to $130,000 per year for the 1999 calendar year.



FINAL AVERAGE
   SALARY                     YEARS OF SERVICE
--------------  -----------------------------------------------
                  15       20       25        30         35
                -------  -------  -------  --------------------

  $  75,000    $22,500  $30,000  $37,500   $ 45,000  $  52,500
    100,000     30,000   40,000   50,000     60,000     70,000
    125,000     37,500   50,000   62,500     75,000     87,500
    150,000     45,000   60,000   75,000     90,000    105,000
    175,000     52,500   70,000   87,500    105,000    122,500

      The retirement plan provides for monthly payments to, or on behalf of, each covered employee. All full-time employees are eligible to participate in the retirement plan after completion of one year of service to First Federal and the attainment of age 21. To obtain one year of service, an employee must complete at least 1,000 hours of service in 12 consecutive months. Benefits are based upon years of service and salary excluding bonuses, fees, etc. Employees become vested following five years of service. As of June 30, 1999, Mr. Duncan had 34 years of credited service under the retirement plan.

      The normal retirement age is 65 and the early retirement age is before age 65, but after age 45. Normal retirement benefits are equal to 2% multiplied by the years of service to First Federal and by the employee's average base salary above the covered compensation level for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement benefits payable under the retirement plan, the benefits are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65. The maximum increase allowable is 48%. Under the retirement plan, First Federal makes annual contributions computed on an actuarial basis to fund the benefits.

      Upon retirement, the regular form of benefit under the retirement plan is an annuity payable in equal monthly installments for the life of the employee. Optional annuity or lump sum benefit forms may also be elected by the employee. Benefits under the retirement plan are not integrated with social security.

      At June 30, 1998, which is the date of the most recent retirement plan statement, the retirement plan's projected assets exceeded current liabilities by approximately $99,000.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE COMPANY AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

REPORT OF THE COMPENSATION COMMITTEE

      Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company for the fiscal year ended June 30, 1999. Because the Company had no significant assets, liabilities or operations until April 7, 1999, the following discussion addresses compensation information relating to the Chief Executive Officer and executive officers of First Federal for fiscal 1999 and sets forth the joint report of the Compensation Committee of the Company and the Wage and Salary Committee of First Federal (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      GENERAL POLICY. The Compensation Committee has the responsibility to recommend to the Board of Directors the amount and composition of compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate. During fiscal 1999, First Federal and the Company undertook a process to revise executive compensation to assure competitiveness in the marketplace, especially in light of First Federal's conversion to a stock institution and the formation of the Company as a public company.

      The Committee believes that compensation policy should reflect both executives' management skills as well as Company performance and stockholder returns. To this end, the following goals underlie the Committee's policies:

            1)    To  attract  and  retain  key   executives   who  possess  the
                  management skills and experience vital to the long-term success of the Company and First Federal.

            2) To provide compensation that is competitive and consistent with executive compensation levels found in the financial and banking industries.

            3) To motivate executives to enhance long-term stockholder value by building their ownership in the Company.

            4) To make the compensation program an integral part of the Company's long-term planning and management process.

      The Compensation Committee's goal is to utilize whatever means it considers necessary to obtain adequate and up-to-date information upon which to base its recommendations to the Board of Directors. The process which the Compensation Committee utilized for fiscal 1999 included reviewing the results of various compensation surveys, as well as assessing the performance of the Chief Executive Officer and other executive officers of First Federal.

      In preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, off-balance sheet assets, earnings, type of business operations, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

      In making its compensation determinations, the Compensation Committee also considers the performance of executive officers. The Chief Executive Officer evaluates the performance of all other executive officers and reports to the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer. The Compensation Committee then reports to the Board of Directors regarding the performance of the Chief  Executive  Officer and other executive  officers.  The
Compensation Committee also recommends to the Board of Directors the compensation of each of the executive officers, including the Chief Executive Officer. Upon review of the Compensation Committee's recommendations, the Board of Directors sets all executive compensation. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

      COMPENSATION COMMITTEE CONSIDERATIONS FOR FISCAL 1999. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan, the 401(k) plan, and the pension plan sponsored by First Federal, certain fringe benefits provided to employees and directors fees, if applicable. Executive officers may also participate in the non-qualified deferred compensation plan sponsored by First Federal upon designation by the Board of Directors. The benefits provided under the employee stock ownership plan, 401(k) plan, pension plan, and non-qualified deferred compensation plan are determined based on the executive's compensation and/or years of service with First Federal. With stockholder approval, the Company intends to implement the 1999 Stock-Based Incentive Plan to enhance its long-term, stock-based incentive compensation program for key personnel. This proposed plan is more fully described within this proxy statement.

      This year, as in the past, First Federal consulted various compensation surveys, particularly that of the Indiana Bankers Association and America's Community Bankers. After considering information in such reports and the compensation, performance, experience and qualifications of the executive officers and their contributions to the performance of First Federal, the Compensation Committee recommended and the Board of Directors approved compensation levels for all executive officers.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer's compensation was determined by the factors discussed above, including compensation surveys and the overall qualitative performance of the Chief Executive Officer in managing the Company and First Federal during fiscal 1999 (including his efforts related to First Federal's conversion). The compensation of the Chief Executive Officer was not determined for fiscal 1999 using any specific formula nor did his compensation relate specifically to corporate performance. The Board of Directors approved the recommendations made by the Compensation Committee regarding the Chief Executive Officer's compensation.

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                                OF FIRST BANCORP

            Herbert V. Dassel                         Frank E. Kern
            Harold Duncan                             James L. Will

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

--------------------------------------------------------------------------------

      The following graph compares the cumulative total stockholder return on First Bancorp common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Thrift Index. Total return assumes the reinvestment of all dividends. The base amount for First Bancorp common stock is $9.375 per share, which was the closing price on the initial day of trading on April 7, 1999. The initial offering price for First Bancorp common stock was $10.00 per share.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*


                              [GRAPH APPREARS HERE]


                                      04/07/99           06/30/99
                                      --------           --------
First Bancorp of Indiana, Inc.           100               114
The Nasdaq Stock Market Index            100               105
SNL Thrift Index                         100               102

--------------------
* Assumes $100 invested in First Bancorp common stock at the closing price per share and each index on April 7, 1999 (the date on which First Bancorp common stock was first traded publicly) and that all dividends were reinvested. Source:
SNL Securities.

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in First Bancorp common stock during the fiscal year ended June 30, 1999.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

          PROPOSAL 2 -- RATIFICATION OF 1999 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

      The Board of Directors of the Company is presenting for stockholder approval the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan"), in the form attached to this proxy statement as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and First Federal, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached to this proxy statement as Appendix A.

GENERAL

      The Incentive Plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the Incentive Plan is 318,136 shares, consisting of 227,240 shares reserved for options and 90,896 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the Incentive Plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or First Federal, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the Incentive Plan.

TYPES OF AWARDS

      GENERAL. The Incentive Plan authorizes the grant of awards in the form of:
(1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

      OPTIONS. Subject to the terms of the Incentive Plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. See "-Alternate Option Payments." The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

      All options granted under the Incentive Plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

      Unless otherwise determined by the Committee, upon termination of an option holder's services for any reason other than death, disability or termination for cause, all then exercisable options will remain exercisable for a period of time following termination (three months in the case of termination from service in general and one year in the cases of death, disability, retirement or termination following a change in control, as defined in the Incentive Plan) and all unexercisable options will be canceled. In the event of the death or disability of an option holder or upon the occurrence of a change in control, all unexercisable options held by the option holder will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. In the event of the retirement of an option holder, the Committee will, under certain circumstances set forth in the Incentive Plan, have the discretion to allow unexercisable options to continue to vest or become exercisable in accordance with their original terms.

      Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

      RESTRICTED STOCK AWARDS. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

       Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, prior to vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

      Unless otherwise determined by the Committee, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement or termination for cause, all the holder's rights in unvested restricted stock awards will be canceled. In the event of the death or disability of the holder of the stock award or upon the occurrence of a change in control, all unvested restricted stock awards held by such individual will become fully vested. In the event of termination for cause of a holder of a stock award, all unvested stock awards held by such individual will be canceled. In the event of retirement of the holder of a stock award, the Committee will, under certain circumstances set forth in the Incentive Plan and subject to applicable regulation, have the discretion to determine that all unvested restricted stock awards will continue to vest or be vested in accordance with the original terms of the grant.

TAX TREATMENT

      OPTIONS. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

      In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

      RESTRICTED STOCK AWARDS. When shares of common stock, as restricted stock awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

ALTERNATE OPTION PAYMENTS

      Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date prior to the date of exercise.

AMENDMENTS

      Subject to certain restrictions contained in the Incentive Plan, the Board of Directors or the Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

ADJUSTMENTS

      In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain approval of the Office of Thrift Supervision prior to any such adjustment. All awards under this Incentive Plan will be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

      Unless determined otherwise by the Committee, awards under the Incentive Plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

STOCKHOLDER APPROVAL, EFFECTIVE DATE OF PLAN AND REGULATORY COMPLIANCE

      The Incentive Plan is subject to the regulations of the Office of Thrift Supervision. The Office of Thrift Supervision has not endorsed or approved the Incentive Plan.

      The Incentive Plan provides that it shall become effective on April 8, 2000, subject to prior approval of the Incentive Plan by the Company's stockholders. The effective date of the Incentive Plan has been delayed until April 8, 2000 to ensure compliance with federal regulations that would otherwise limit the terms of awards under the Incentive Plan and, specifically, the circumstances in which the vesting of outstanding awards may be accelerated. Accordingly, assuming stockholder approval, the Incentive Plan will not be implemented and no awards will be made prior to April 8, 2000.

NEW PLAN BENEFITS

      As of the date of this proxy statement, no determination had been made regarding the granting of awards under the Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FIRST BANCORP OF INDIANA, INC. 1999 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------

                     PROPOSAL 3 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------

      The Board of Directors has appointed Olive LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Olive LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. The Company has retained Regan & Associates, Inc. to assist in soliciting proxies for a fee of $3,500, plus reimbursable expenses up to $1,750.

      The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on September 15, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 15, 1999 UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST BANCORP OF INDIANA, INC., EVANSVILLE, INDIANA.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than June 7, 2000. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting; provided that if less than 71 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Ruthanne Orth

                              Ruthanne Orth
                              CORPORATE SECRETARY

Evansville, Indiana
October 5, 1999

                                                                      APPENDIX A
                         FIRST BANCORP OF INDIANA, INC.
                         1999 STOCK-BASED INCENTIVE PLAN

1.    DEFINITIONS.
      -----------

      (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

      (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

      (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

      (d)   "Bank" means First Federal Savings Bank.

      (e) "Board of Directors" means the board of directors of the Holding Company.

      (f) "Change in Control" of the Holding Company or the Bank means: (i) an event of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Exchange Act; or (ii) an event that results in a change in control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the rules and regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or the right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding by a person other than the Bank or Holding Company.

      (g) "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

      (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

      (j) "Date of Grant" means the effective date of an Award.

      (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or an Affiliate.

      (l) "Effective Date" means April 8, 2000, but only if, prior to such date, the Plan is approved by the Holding Company's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the majority of the votes cast at such meeting by the holders of the Common Stock shall be cast in favor of its approval.

      (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

      (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

            (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

            (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

            (iii) If neither of the foregoing provisions is applicable, then the
                  Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                                --------------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

      (q) "Holding Company" means First Bancorp of Indiana, Inc.

      (r)   "Incentive   Stock  Option"  means  a  stock  option  granted  to  a
Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

      (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

      (t)  "Option"  means an  Incentive  Stock  Option or  Non-Statutory  Stock
Option.

      (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

      (v) "Participant" means any person who holds an outstanding Award.

      (w) "Plan" means this First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan.

      (x) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

      (y)   "Stock Award" means  an  Award  granted to a Participant pursuant to
Section 8 of the Plan.

      (z) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

      (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

      (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.    ADMINISTRATION.
      --------------

      (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

      (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

      (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement.

3.    TYPES OF AWARDS.
      ---------------

      The following Awards may be granted under the Plan:

      (a)   Non-Statutory Stock Options.
      (b)   Incentive Stock Options.
      (c)   Stock Awards.

4.    STOCK SUBJECT TO THE PLAN.
      -------------------------

      Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 318,136. Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 227,240. The number of the shares reserved for Stock Awards is 90,896. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.    ELIGIBILITY.
      -----------

      Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.    NON-STATUTORY STOCK OPTIONS.
      ---------------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a) Exercise  Price.  The Committee  shall determine the Exercise Price of
          ---------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Terms of  Non-statutory  Stock Options.  The Committee shall determine
          --------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

      (c)  Non-Transferability.  Unless otherwise determined by the Committee in
           -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only
partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

      (d)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

      (e) Termination of Employment or Service  (Retirement).  Unless  otherwise
          --------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option.

      (f)  Termination of Employment or Service  (Disability  or Death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

      (g) Termination of Employment or Service  (Termination for Cause).  Unless
          -------------------------------------------------------------
otherwise  determined  by  the  Committee,  in  the  event  of  a  Participant's
Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (h)  Acceleration  Upon a Change in  Control.  In the event of a Change in
           ---------------------------------------
Control all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options.

      (i)  Payment.  Payment  due  to  a  Participant  upon  the  exercise  of a
           -------
Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

7.    INCENTIVE STOCK OPTIONS.
      -----------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a) Exercise  Price.  The Committee  shall determine the Exercise Price of
          ---------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Amounts of Incentive  Stock Options.  To the extent the aggregate Fair
          -----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

      (c) Terms of Incentive  Stock Options.  The Committee  shall determine the
          ---------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

      (d)  Non-Transferability.  No Incentive Stock Option shall be transferable
           -------------------
except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

      (e) Termination of Employment  (General).  Unless otherwise  determined by
          ------------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

      (f) Termination of Employment (Retirement). Unless otherwise determined by
          --------------------------------------
the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the term of the Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

      (g)  Termination  of Employment  (Disability or Death).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

      (h) Termination of Employment  (Termination  for Cause).  Unless otherwise
          ---------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (i)  Acceleration  Upon a Change in  Control.  In the event of a Change in
           ---------------------------------------
Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

      (j)  Payment.  Payment  due  to a  Participant  upon  the  exercise  of an
           -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

      (k)  Disqualifying  Dispositions.  Each Award Agreement with respect to an
           ---------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions) within 10 days of such disposition.

8.     STOCK AWARDS.
       ------------

      The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)  Grants of the Stock  Awards.  Stock  Awards may only be made in whole
           ---------------------------
 shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock
Award is made to the Participant.

      (b) Terms of the Stock Awards.  The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

      (c)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

      (d) Termination of Employment or Service  (Retirement).  Unless  otherwise
          --------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

      (e)  Termination of Employment or Service  (Disability  or Death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (f) Termination of Employment or Service  (Termination for Cause).  Unless
          -------------------------------------------------------------
otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

      (g)  Acceleration  Upon a Change in  Control.  In the event of a Change in
           ---------------------------------------
Control all unvested Stock Awards held by a Participant shall immediately vest.

      (h)  Issuance  of  Certificates.   Unless  otherwise  held  in  Trust  and
           --------------------------
registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and First Bancorp of Indiana, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of First Bancorp of Indiana, Inc. located at 2200 West Franklin Street, Evansville, Indiana 47712.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

      (i)  Non-Transferability.  Except to the extent permitted by the Code, the
           -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

            (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

            (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

            (iii) If a recipient  of a Stock Award is subject to the  provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                  (6) months following the date of grant of the Stock Award.

      (j) Accrual of Dividends. To the extent Stock Awards are held in Trust and
          --------------------
registered in the name of the Trustee, unless otherwise specified by the Trust agreement, whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

      (k) Voting of Stock  Awards.  After a Stock Award has been granted but for
          -----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

      (l) Payment.  Payment due to a Participant  upon the redemption of a Stock
          -------
Award shall be made in the form of shares of Common Stock.

9.    DEFERRED PAYMENTS.
      -----------------

      The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.    METHOD OF EXERCISE OF OPTIONS.
       -----------------------------

      Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

11.   RIGHTS OF PARTICIPANTS.
      ----------------------

      No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

12.   DESIGNATION OF BENEFICIARY.
      --------------------------

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.   DILUTION AND OTHER ADJUSTMENTS.
      ------------------------------

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

      (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 13 shall be subject to required approval by the Office of Thrift Supervision.

14.   TAXES.
      -----

      (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; PROVIDED, HOWEVER, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

      (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 15 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

15.   NOTIFICATION UNDER SECTION 83(b).
      --------------------------------

      The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.   AMENDMENT OF THE PLAN AND AWARDS.
      --------------------------------

      (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; PROVIDED, HOWEVER, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

      (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

      (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

            (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

      (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

17.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Plan shall become effective on April 8, 2000, but only if, prior to such date, the Plan is approved by the Holding Company's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the majority of the votes cast at such meeting by the holders of the Common Stock shall be cast in favor of its approval. If the Plan is not approved by shareholders in accordance with the regulations of the Internal Revenue Service, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options.

18.   TERMINATION OF THE PLAN.
      -----------------------

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19.   APPLICABLE LAW.
      --------------

      The Plan will be administered in accordance with the laws of the State of Indiana to the extent not pre-empted by applicable federal law.

20.   TREATMENT  OF  UNVESTED,  UNEXERCISED,  OR  NON-EXERCISABLE  AWARDS UPON A
      --------------------------------------------------------------------------
      CHANGE IN CONTROL.
      ------------------

      In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

      (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

      (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

      (c) Replace the Awards with an immediate cash payment of equivalent value.

/__/ PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                         FIRST BANCORP OF INDIANA, INC.


                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 10, 1999
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Harold Duncan and Frank E. Kern, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Bancorp of Indiana, Inc. ("Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on November 10, 1999, at 10:00 a.m., local time, at 4451 N. First Avenue, Evansville, Indiana, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

            Robert L. Clayton, Sr.   Frank E. Kern       Jerry Ziemer
            Herbert V. Dassel        James L. Will, Jr.  Harold Duncan

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                     |_|                       |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

      2. The approval of the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan.

            FOR                     AGAINST                 ABSTAIN
            |_|                        |_|               |_|
--------------------------------------------------------------------------------


      3. The ratification of the appointment of Olive LLP as independent auditors for the Company for the fiscal year ending June 30, 2000.

            FOR                     AGAINST                 ABSTAIN
            |_|                        |_|               |_|



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.

      This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of the Company allocated to participants under the First Federal Savings Bank Employee Stock Ownership Plan.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated October 5, 1999 and the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                 ------------------------------



                                               --------------------------------
                                               STOCKHOLDER SIGN ABOVE



                                               --------------------------------
                                               CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.